UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 1, 2006

Material Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-23617 (Commission File Number)	95-4622822 (I.R.S. Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California 90049 (Address of principal executive offices) (zip code)

(310) 208-5589 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

          On October 1, 2006, we entered into an Employment Agreement (the “Employment Agreement”) with Robert M. Bernstein, our Chief Executive Officer and Chief Financial Officer, which provides certain terms and conditions with respect to Mr. Bernstein’s employment.  The Employment Agreement is for a three year term.  Under the Employment Agreement, Mr. Bernstein will be paid an annual salary of $250,000, with one year of paid severance if he is terminated without good cause prior to the expiration of the employment term.

          On November 21, 2006, we entered into a Stock Grant and General Release Agreement (the “Stock Grant Agreement”) with Robert M. Bernstein, for the purpose of showing our appreciation for Mr. Bernstein’s work over the past several years.  Under the Stock Grant Agreement, Mr. Bernstein will be issued 30,000,000 shares of our Class A common stock, restricted in accordance with Rule 144, and subject to forfeiture back to us in accordance with the terms of the Stock Grant Agreement, if he is not continuously employed by us for the three years from the date of the Stock Grant Agreement.  Under the terms of the Stock Grant Agreement, Mr. Bernstein also released us from any and all claims he may have against us for any monies owed to him as of the date of the Stock Grant Agreement.

Item 3.02        Unregistered Sales of Equity Securities

          As noted above, we issued 30,000,000 shares of our Class A common stock, restricted in accordance with Rule 144, to Robert M. Bernstein, our Chief Executive Officer and Chief Financial Officer, as a bonus for his work for us over the past years and in exchange for a full release from any amounts we may owe Mr. Bernstein as of the date of the Stock Grant Agreement.  This issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the holder was accredited.

          On November 22, 2006, we issued 200,000 shares of our Class A common stock to Livingston Investments, Ltd. upon the conversion of $20,000 in outstanding principal on a convertible debenture.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder was accredited.

Item 9.01        Financial Statements and Exhibits

          (d)        Exhibits

Exhibit No.	Description

10.1	Employment Agreement

10.2	Stock Grant and General Release Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2006	Material Technologies, Inc.,
a Delaware corporation
/s/ Robert M. Bernstein
By: Robert M. Bernstein
Its: Chief Executive Officer